EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of March 31, 2022

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2021 is derived from or agrees to audited financial information. During the 2021 first quarter, the Company changed its presentation of ‘income (loss) from operating affiliates’ on its consolidated statements of income for all periods presented to reclass such item from ‘other income (loss)’. The Company also changed its presentation of ‘investment in operating affiliates’ on its consolidated balance sheet for all periods presented to reclass such item from ‘other assets’. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Somers Group Holdings Ltd. (formerly Watford Holdings Ltd.), (“Somers”). In accordance with GAAP, the Company consolidated the results of Somers in its financial statements. Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers, through June 30, 2021. As such, 100% of the results of Somers were included in the Company’s consolidated financial statements as of and for the periods ended June 30, 2021. The portion of Somers’ earnings owned by third parties was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, through June 30, 2021 the Company reflected Somers’ redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it will retain significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements and footnotes.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the replacement of LIBOR with alternative benchmark rates and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2022	2021	Change
Underwriting results:
Gross premiums written	$3,800,775	$3,277,293	16.0%
Net premiums written	2,634,140	2,329,146	13.1%
Net premiums earned	2,120,633	1,800,691	17.8%
Underwriting income (loss) (2)	457,593	198,997	129.9%

Loss ratio	47.2%	60.2%	(13.0)
Acquisition expense ratio	17.8%	15.3%	2.5
Other operating expense ratio	13.7%	13.7%	—
Combined ratio	78.7%	89.2%	(10.5)

Net investment income	$80,436	$78,729	2.2%
Per diluted share	$0.21	$0.19	10.5%

Net income available to Arch common shareholders	$185,616	$427,753	(56.6)%
Per diluted share	$0.48	$1.05	(54.3)%

After-tax operating income available to Arch common shareholders (2)	$421,999	$239,769	76.0%
Per diluted share	$1.10	$0.59	86.4%

Comprehensive income (loss) available to Arch	$(389,045)	$155,089	(350.9)%

Net cash provided by operating activities	$551,563	$755,928	(27.0)%

Weighted average common shares and common share equivalents outstanding — diluted	384,194,363	409,223,253	(6.1)%

Financial measures:
Change in book value per common share during period	(4.1)%	0.8%	(4.9)

Annualized net income return on average common equity	6.0%	13.9%	(7.9)
Annualized operating return on average common equity (2)	13.6%	7.8%	5.8

Total return on investments (3)	(3.07)%	(0.18)%	-289 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Revenues
Net premiums earned	$2,120,633	$2,083,630	$1,929,337	$2,120,909	$1,948,422
Net investment income	80,436	90,454	88,195	111,613	98,856
Net realized gains (losses)	(292,414)	59,517	(25,040)	202,907	142,461
Other underwriting income	5,897	3,160	7,274	5,529	6,110
Equity in net income (loss) of investment funds accounted for using the equity method	36,305	67,132	105,398	122,186	71,686
Other income (loss)	(9,025)	9,093	(3,960)	6,852	(1,741)
Total revenues	1,941,832	2,312,986	2,101,204	2,569,996	2,265,794

Expenses
Losses and loss adjustment expenses	(1,000,835)	(995,853)	(1,226,019)	(1,159,831)	(1,203,100)
Acquisition expenses	(378,159)	(357,539)	(306,015)	(335,143)	(304,481)
Other operating expenses	(289,943)	(261,787)	(230,832)	(244,943)	(261,033)
Corporate expenses	(32,332)	(18,150)	(19,672)	(15,951)	(25,384)
Amortization of intangible assets	(27,167)	(33,132)	(20,135)	(15,286)	(14,402)
Interest expense	(32,708)	(32,248)	(33,176)	(35,700)	(38,346)
Net foreign exchange gains (losses)	3,845	3,163	36,078	(17,775)	20,063
Total expenses	(1,757,299)	(1,695,546)	(1,799,771)	(1,824,629)	(1,826,683)

Income (loss) before income taxes and income (loss) from operating affiliates	184,533	617,440	301,433	745,367	439,111
Income tax expense	(11,619)	(34,406)	(4,137)	(51,179)	(38,860)
Income (loss) from operating affiliates	24,518	40,641	124,119	24,476	75,457
Net income (loss)	197,432	623,675	421,415	718,664	475,708
Net (income) loss attributable to noncontrolling interests	(1,632)	(410)	(1,473)	(43,178)	(37,552)
Net income (loss) attributable to Arch	195,800	623,265	419,942	675,486	438,156
Preferred dividends	(10,184)	(10,184)	(16,090)	(11,666)	(10,403)
Loss on redemption of preferred shares	—	—	(15,101)	—	—
Net income (loss) available to Arch common shareholders	$185,616	$613,081	$388,751	$663,820	$427,753

Comprehensive income (loss) available to Arch	$(389,045)	$576,479	$239,078	$699,705	$155,089

Net income (loss) per common share and common share equivalent
Basic	$0.50	$1.62	$1.00	$1.67	$1.07
Diluted	$0.48	$1.58	$0.98	$1.63	$1.05

Weighted average common shares and common share equivalents outstanding
Basic	374,243,812	379,431,442	389,274,220	397,743,402	400,807,895
Diluted	384,194,363	388,869,378	397,903,347	406,485,994	409,223,253

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Assets
Investments:
Fixed maturities available for sale, at fair value	$17,648,853	$17,998,109	$16,768,363	$18,073,779	$18,723,035
Short-term investments available for sale, at fair value	2,332,624	1,734,716	3,069,965	2,248,613	1,269,631
Collateral received under securities lending, at fair value	—	—	—	172,116	143,894
Equity securities, at fair value	1,002,572	1,804,170	1,790,640	1,693,552	1,532,906
Other investments	1,686,666	1,973,550	2,043,970	4,571,497	4,435,354
Investments accounted for using the equity method	3,325,543	3,077,611	2,741,293	2,539,124	2,256,327
Total investments	25,996,258	26,588,156	26,414,231	29,298,681	28,361,147
Cash	812,917	858,668	1,137,721	1,234,059	941,951
Accrued investment income	82,607	85,453	75,832	96,546	101,108
Securities pledged under securities lending, at fair value	—	—	—	168,548	140,949
Investment in operating affiliates	1,144,255	1,135,655	1,111,825	731,810	739,783
Premiums receivable	3,223,504	2,633,280	2,807,720	2,866,578	2,618,175
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	5,941,000	5,880,735	5,358,852	4,314,515	4,041,076
Contractholder receivables	1,810,199	1,828,691	1,824,990	1,882,948	1,919,655
Ceded unearned premiums	1,951,960	1,729,455	1,824,910	1,541,093	1,406,489
Deferred acquisition costs	1,001,866	901,841	893,665	1,013,657	919,740
Receivable for securities sold	116,633	60,179	84,019	309,234	199,424
Goodwill and intangible assets	926,427	944,983	963,322	667,153	679,509
Other assets	2,670,315	2,453,849	2,286,649	2,357,064	2,135,261
Total assets	$45,677,941	$45,100,945	$44,783,736	$46,481,886	$44,204,267

Liabilities
Reserve for losses and loss adjustment expenses	$18,109,107	$17,757,156	$17,331,047	$17,196,648	$16,443,952
Unearned premiums	6,737,779	6,011,942	6,165,114	6,011,369	5,549,127
Reinsurance balances payable	1,510,906	1,583,253	1,403,929	1,079,106	919,125
Contractholder payables	1,813,930	1,832,127	1,828,474	1,887,418	1,925,508
Collateral held for insured obligations	244,502	242,352	254,259	235,618	222,245
Senior notes	2,724,642	2,724,394	2,724,149	2,861,728	2,861,417
Revolving credit agreement borrowings	—	—	—	155,687	155,687
Securities lending payable	—	—	—	172,109	143,886
Payable for securities purchased	176,452	64,850	357,531	586,881	386,453
Other liabilities	1,431,271	1,329,742	1,321,470	1,332,843	1,565,861
Total liabilities	32,748,589	31,545,816	31,385,973	31,519,407	30,173,261

Redeemable noncontrolling interests	9,763	9,233	10,237	57,533	57,670

Shareholders’ equity
Non-cumulative preferred shares	830,000	830,000	830,000	1,280,000	780,000
Common shares	651	648	648	647	645
Additional paid-in capital	2,134,241	2,085,075	2,061,906	2,028,919	2,014,741
Retained earnings	14,641,484	14,455,868	13,842,787	13,454,036	12,790,216
Accumulated other comprehensive income (loss), net of deferred income tax	(649,445)	(64,600)	49,184	230,048	205,827
Common shares held in treasury, at cost	(4,037,342)	(3,761,095)	(3,396,999)	(3,007,578)	(2,694,957)
Total shareholders’ equity available to Arch	12,919,589	13,545,896	13,387,526	13,986,072	13,096,472
Non-redeemable noncontrolling interests	—	—	—	918,874	876,864
Total shareholders’ equity	12,919,589	13,545,896	13,387,526	14,904,946	13,973,336
Total liabilities, noncontrolling interests and shareholders’ equity	$45,677,941	$45,100,945	$44,783,736	$46,481,886	$44,204,267

Common shares and common share equivalents outstanding, net of treasury shares	375,730,891	378,923,894	387,257,752	396,771,251	403,313,377
Book value per common share (1)	$32.18	$33.56	$32.43	$32.02	$30.54
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Non-cumulative preferred shares
Balance at beginning of period	$830,000	$830,000	$1,280,000	$780,000	$780,000
Preferred shares issued	—	—	—	500,000	—
Preferred shares redeemed	—	—	(450,000)	—	—
Balance at beginning and end of period	$830,000	$830,000	$830,000	$1,280,000	$780,000

Common shares
Balance at beginning of period	648	648	647	645	643
Common shares issued, net	3	—	1	2	2
Balance at end of period	651	648	648	647	645

Additional paid-in capital
Balance at beginning of period	2,085,075	2,061,906	2,028,919	2,014,741	1,977,794
Issue costs on preferred shares	—	—	—	(14,179)	—
Reversal of original issue costs on redeemed preferred shares	—	—	15,101	—	—
Amortization of share-based compensation	45,368	14,774	14,216	16,490	40,573
All other	3,798	8,395	3,670	11,867	(3,626)
Balance at end of period	2,134,241	2,085,075	2,061,906	2,028,919	2,014,741

Retained earnings
Balance at beginning of period	14,455,868	13,842,787	13,454,036	12,790,216	12,362,463
Net income	197,432	623,675	421,415	718,664	475,708
Amounts attributable to noncontrolling interests	(1,632)	(410)	(1,473)	(43,178)	(37,552)
Preferred share dividends	(10,184)	(10,184)	(16,090)	(11,666)	(10,403)
Loss on redemption of preferred shares	—	—	(15,101)	—	—
Balance at end of period	14,641,484	14,455,868	13,842,787	13,454,036	12,790,216

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(64,600)	49,184	230,048	205,827	488,895
Change in unrealized appreciation (decline) in value of available-for-sale investments	(582,077)	(103,391)	(147,825)	17,991	(254,584)
Change in foreign currency translation adjustments	(2,768)	(10,393)	(33,039)	6,230	(28,484)
Balance at end of period	(649,445)	(64,600)	49,184	230,048	205,827

Common shares held in treasury, at cost
Balance at beginning of period	(3,761,095)	(3,396,999)	(3,007,578)	(2,694,957)	(2,503,909)
Shares repurchased for treasury	(276,247)	(364,096)	(389,421)	(312,621)	(191,048)
Balance at end of period	(4,037,342)	(3,761,095)	(3,396,999)	(3,007,578)	(2,694,957)

Total shareholders’ equity available to Arch	12,919,589	13,545,896	13,387,526	13,986,072	13,096,472
Non-redeemable noncontrolling interests	—	—	—	918,874	876,864
Total shareholders’ equity	$12,919,589	$13,545,896	$13,387,526	$14,904,946	$13,973,336

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Operating Activities
Net income (loss)	$197,432	$623,675	$421,415	$718,664	$475,708
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	289,213	(60,054)	11,736	(218,042)	(161,007)
Equity in net (income) or loss of investment. funds accounted for using the equity method and other income or loss	(11,420)	(91,400)	(191,622)	(45,089)	(135,939)
Amortization of intangible assets	27,167	33,132	20,135	15,286	14,402
Share-based compensation	45,379	14,791	14,739	16,752	40,812
Changes in:
Reserve for losses and loss adjustment expenses, net	275,954	213,979	599,706	388,352	560,153
Unearned premiums, net	513,507	(49,203)	146,592	278,615	560,035
Premiums receivable	(600,691)	161,884	(65,707)	(173,141)	(608,250)
Deferred acquisition costs	(96,999)	(15,277)	(33,073)	(88,192)	(126,701)
Reinsurance balances payable	(74,022)	(118,506)	287,110	91,255	240,206
Other items, net	(13,957)	86,983	(196,052)	(134,733)	(96,574)
Net cash provided by operating activities	551,563	800,004	1,014,979	849,727	762,845
Investing Activities
Purchases of fixed maturity investments	(6,727,665)	(5,581,835)	(6,315,639)	(12,023,416)	(11,530,968)
Purchases of equity securities	(408,615)	(196,529)	(358,177)	(311,355)	(309,419)
Purchases of other investments	(616,659)	(509,040)	(316,922)	(602,173)	(430,961)
Proceeds from sales of fixed maturity investments	6,053,352	3,509,653	6,937,404	12,213,254	10,917,134
Proceeds from sales of equity securities	1,100,256	222,512	153,343	257,304	284,986
Proceeds from sales, redemptions and maturities of other investments	570,341	277,614	715,370	448,958	323,591
Proceeds from redemptions and maturities of fixed maturity investments	240,753	394,343	428,576	384,794	421,042
Net settlements of derivative instruments	(2,510)	27,758	(85,116)	(30,374)	47,660
Net (purchases) sales of short-term investments	(510,752)	1,338,070	(794,712)	(967,261)	589,175
Change in cash collateral related to securities lending	—	—	826	(826)	—
Purchase of operating affiliate, net	—	—	(207,567)	—	(546,349)
Impact of the deconsolidation of a variable interest entity	—	—	(349,202)	—	—
Purchases of fixed assets	(11,770)	(6,987)	(10,822)	(11,095)	(12,490)
Other	550	(162,007)	(156,968)	41,701	(246,590)
Net cash provided by (used for) investing activities	(312,719)	(686,448)	(359,606)	(600,489)	(493,189)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	—	485,821	—
Redemption of preferred shares	—	—	(450,000)	—	—
Purchases of common shares under share repurchase program	(254,988)	(362,097)	(386,882)	(306,049)	(179,266)
Proceeds from common shares issued, net	(17,260)	6,137	96	10,193	(10,008)
Change in cash collateral related to securities lending	—	—	(826)	826	—
Change in third party investment in non-redeemable noncontrolling interests	—	—	—	—	15,971
Dividends paid to redeemable noncontrolling interests	—	—	—	(959)	(948)
Other	48,859	18,474	(49,391)	29,587	(1,948)
Preferred dividends paid	(10,184)	(10,184)	(17,291)	(10,402)	(10,403)
Net cash provided by (used for) financing activities	(233,573)	(347,670)	(904,294)	209,017	(186,602)
Effects of exchange rate changes on foreign currency cash and restricted cash	(3,924)	(24)	(20,633)	(7,306)	(6,084)
Increase (decrease) in cash and restricted cash	1,347	(234,138)	(269,554)	450,949	76,970
Cash and restricted cash, beginning of period	1,314,771	1,548,909	1,818,463	1,367,514	1,290,544
Cash and restricted cash, end of period	$1,316,118	$1,314,771	$1,548,909	$1,818,463	$1,367,514
Income taxes paid (received)	$9,005	$84,371	$61,343	$133,997	$7,099
Interest paid	$648	$63,498	$1,104	$73,711	$988
Net cash provided by operating activities, excluding the ‘other’ segment	$551,563	$800,004	$1,014,979	$809,790	$755,928

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate segment. The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer of Arch, the Chief Financial Officer and Treasurer of Arch and the President and Chief Underwriting Officer of Arch. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.
•    Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:
•Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.
•Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.
•Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise “GSE” approved entity.
•U.S. credit risk transfer (CRT) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.
Other Segment
Through June 30, 2021, the ‘other’ segment included the results of Somers. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers. As such, the Company consolidated the results of Somers in its consolidated financial statements through June 30, 2021. The portion of Somers’ earnings attributable to third party investors was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it retains significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2022
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,719,605	$1,718,942	$364,839	$3,800,775	$—	$3,800,775
Premiums ceded	(512,709)	(579,818)	(76,719)	(1,166,635)	—	(1,166,635)
Net premiums written	1,206,896	1,139,124	288,120	2,634,140	—	2,634,140
Change in unearned premiums	(180,200)	(334,724)	1,417	(513,507)	—	(513,507)
Net premiums earned	1,026,696	804,400	289,537	2,120,633	—	2,120,633
Other underwriting income (loss)	—	836	5,061	5,897	—	5,897
Losses and loss adjustment expenses	(600,739)	(454,700)	54,604	(1,000,835)	—	(1,000,835)
Acquisition expenses	(195,650)	(171,996)	(10,513)	(378,159)	—	(378,159)
Other operating expenses	(166,825)	(69,776)	(53,342)	(289,943)	—	(289,943)
Underwriting income (loss)	$63,482	$108,764	$285,347	457,593	—	457,593

Net investment income				80,436	—	80,436
Net realized gains (losses)				(292,414)	—	(292,414)
Equity in net income (loss) of investment funds accounted for using the equity method				36,305	—	36,305
Other income (loss)				(9,025)	—	(9,025)
Corporate expenses (2)				(31,935)	—	(31,935)
Transaction costs and other (2)				(397)	—	(397)
Amortization of intangible assets				(27,167)	—	(27,167)
Interest expense				(32,708)	—	(32,708)
Net foreign exchange gains (losses)				3,845	—	3,845
Income (loss) before income taxes and income (loss) from operating affiliates				184,533	—	184,533
Income tax (expense) benefit				(11,619)	—	(11,619)
Income (loss) from operating affiliates				24,518	—	24,518
Net income (loss)				197,432	—	197,432
Dividends attributable to redeemable noncontrolling interests				(1,632)	—	(1,632)
Net income (loss) available to Arch				195,800	—	195,800
Preferred dividends				(10,184)	—	(10,184)
Net income (loss) available to Arch common shareholders				$185,616	$—	$185,616

Underwriting Ratios
Loss ratio	58.5%	56.5%	(18.9)%	47.2%	—%	47.2%
Acquisition expense ratio	19.1%	21.4%	3.6%	17.8%	—%	17.8%
Other operating expense ratio	16.2%	8.7%	18.4%	13.7%	—%	13.7%
Combined ratio	93.8%	86.6%	3.1%	78.7%	—%	78.7%

Net premiums written to gross premiums written	70.2%	66.3%	79.0%	69.3%	—%	69.3%

Total investable assets				$26,749,356	$—	$26,749,356
Total assets				45,677,941	—	45,677,941
Total liabilities				32,748,589	—	32,748,589
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,415,886	$1,471,060	$391,246	$3,277,293	$216,523	$3,397,206
Premiums ceded	(421,047)	(471,948)	(56,051)	(948,147)	(37,212)	(888,749)
Net premiums written	994,839	999,112	335,195	2,329,146	179,311	2,508,457
Change in unearned premiums	(175,365)	(354,212)	1,122	(528,455)	(31,580)	(560,035)
Net premiums earned	819,474	644,900	336,317	1,800,691	147,731	1,948,422
Other underwriting income (loss)	—	(1,198)	6,897	5,699	411	6,110
Losses and loss adjustment expenses	(535,747)	(484,870)	(63,689)	(1,084,306)	(118,794)	(1,203,100)
Acquisition expenses	(128,222)	(118,025)	(30,082)	(276,329)	(28,152)	(304,481)
Other operating expenses	(137,113)	(60,514)	(49,131)	(246,758)	(14,275)	(261,033)
Underwriting income (loss)	$18,392	$(19,707)	$200,312	198,997	(13,079)	185,918

Net investment income				78,729	20,127	98,856
Net realized gains (losses)				101,336	41,125	142,461
Equity in net income (loss) of investment funds accounted for using the equity method				71,686	—	71,686
Other income (loss)				(1,741)	—	(1,741)
Corporate expenses (2)				(23,468)	—	(23,468)
Transaction costs and other (2)				(1,201)	(715)	(1,916)
Amortization of intangible assets				(14,402)	—	(14,402)
Interest expense				(34,197)	(4,149)	(38,346)
Net foreign exchange gains (losses)				21,505	(1,442)	20,063
Income (loss) before income taxes and income (loss) from operating affiliates				397,244	41,867	439,111
Income tax (expense) benefit				(38,852)	(8)	(38,860)
Income (loss) from operating affiliates				75,457	—	75,457
Net income (loss)				433,849	41,859	475,708
Dividends attributable to redeemable noncontrolling interests				117	(972)	(855)
Amounts attributable to nonredeemable noncontrolling interests				—	(36,697)	(36,697)
Net income (loss) available to Arch				433,966	4,190	438,156
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$423,563	$4,190	$427,753

Underwriting Ratios
Loss ratio	65.4%	75.2%	18.9%	60.2%	80.4%	61.7%
Acquisition expense ratio	15.6%	18.3%	8.9%	15.3%	19.1%	15.6%
Other operating expense ratio	16.7%	9.4%	14.6%	13.7%	9.7%	13.4%
Combined ratio	97.7%	102.9%	42.4%	89.2%	109.2%	90.7%

Net premiums written to gross premiums written	70.3%	67.9%	85.7%	71.1%	82.8%	73.8%

Total investable assets				$26,338,599	$2,740,428	$29,079,027
Total assets				40,541,201	3,663,066	44,204,267
Total liabilities				27,533,009	2,640,252	30,173,261

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Gross premiums written	$1,719,605	$1,486,362	$1,596,619	$1,368,867	$1,415,886
Premiums ceded	(512,709)	(450,376)	(442,806)	(405,312)	(421,047)
Net premiums written	1,206,896	1,035,986	1,153,813	963,555	994,839
Change in unearned premiums	(180,200)	(33,089)	(215,143)	(98,128)	(175,365)
Net premiums earned	1,026,696	1,002,897	938,670	865,427	819,474
Losses and loss adjustment expenses	(600,739)	(594,108)	(668,630)	(545,880)	(535,747)
Acquisition expenses	(195,650)	(188,724)	(152,467)	(136,852)	(128,222)
Other operating expenses	(166,825)	(149,520)	(138,931)	(133,342)	(137,113)
Underwriting income (loss)	$63,482	$70,545	$(21,358)	$49,353	$18,392

Underwriting Ratios
Loss ratio	58.5%	59.2%	71.2%	63.1%	65.4%
Acquisition expense ratio	19.1%	18.8%	16.2%	15.8%	15.6%
Other operating expense ratio	16.2%	14.9%	14.8%	15.4%	16.7%
Combined ratio	93.8%	92.9%	102.2%	94.3%	97.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	3.1%	2.0%	12.2%	3.2%	5.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.3)%	(0.5)%	(0.3)%	(0.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	90.8%	91.2%	90.5%	91.4%	93.3%

Net premiums written to gross premiums written	70.2%	69.7%	72.3%	70.4%	70.3%

(1)See ‘Comments on Regulation G’ for further discussion.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2022		2021		2021		2021		2021
Net premiums written
Professional lines (1)	$347,841	28.8%	$373,752	36.1%	$310,185	26.9%	$254,961	26.5%	$238,246	23.9%
Property, energy, marine and aviation	210,221	17.4%	177,632	17.1%	215,062	18.6%	207,762	21.6%	170,498	17.1%
Travel, accident and health	165,332	13.7%	79,176	7.6%	62,837	5.4%	71,071	7.4%	92,306	9.3%
Programs	129,401	10.7%	92,002	8.9%	196,048	17.0%	149,373	15.5%	158,401	15.9%
Construction and national accounts	126,123	10.5%	78,956	7.6%	92,253	8.0%	77,579	8.1%	134,792	13.5%
Excess and surplus casualty (2)	100,289	8.3%	101,199	9.8%	98,320	8.5%	74,346	7.7%	85,593	8.6%
Lenders products	25,232	2.1%	32,833	3.2%	38,905	3.4%	40,386	4.2%	34,860	3.5%
Other (3)	102,457	8.5%	100,436	9.7%	140,203	12.2%	88,077	9.1%	80,143	8.1%
Total	$1,206,896	100.0%	$1,035,986	100.0%	$1,153,813	100.0%	$963,555	100.0%	$994,839	100.0%

Underwriting location
United States	$794,662	65.8%	$680,840	65.7%	$797,395	69.1%	$658,964	68.4%	$675,840	67.9%
Europe	357,897	29.7%	292,591	28.2%	301,877	26.2%	254,602	26.4%	276,122	27.8%
Other	54,337	4.5%	62,555	6.0%	54,541	4.7%	49,989	5.2%	42,877	4.3%
Total	$1,206,896	100.0%	$1,035,986	100.0%	$1,153,813	100.0%	$963,555	100.0%	$994,839	100.0%

Net premiums earned
Professional lines (1)	$289,813	28.2%	$280,041	27.9%	$249,007	26.5%	$214,098	24.7%	$199,671	24.4%
Property, energy, marine and aviation	185,655	18.1%	189,813	18.9%	187,905	20.0%	167,716	19.4%	157,259	19.2%
Travel, accident and health	104,630	10.2%	87,212	8.7%	56,102	6.0%	62,610	7.2%	49,666	6.1%
Programs	139,809	13.6%	137,754	13.7%	137,299	14.6%	118,974	13.7%	112,840	13.8%
Construction and national accounts	86,148	8.4%	88,263	8.8%	94,523	10.1%	95,849	11.1%	102,671	12.5%
Excess and surplus casualty (2)	90,761	8.8%	85,713	8.5%	84,048	9.0%	72,899	8.4%	75,367	9.2%
Lenders products	30,588	3.0%	34,451	3.4%	33,030	3.5%	46,396	5.4%	40,081	4.9%
Other (3)	99,292	9.7%	99,650	9.9%	96,756	10.3%	86,885	10.0%	81,919	10.0%
Total	$1,026,696	100.0%	$1,002,897	100.0%	$938,670	100.0%	$865,427	100.0%	$819,474	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Gross premiums written	$1,718,942	$1,013,090	$1,251,760	$1,358,020	$1,471,060
Premiums ceded	(579,818)	(303,949)	(630,371)	(433,288)	(471,948)
Net premiums written	1,139,124	709,141	621,389	924,732	999,112
Change in unearned premiums	(334,724)	70,676	57,313	(187,708)	(354,212)
Net premiums earned	804,400	779,817	678,702	737,024	644,900
Other underwriting income (loss)	836	521	3,293	1,053	(1,198)
Losses and loss adjustment expenses	(454,700)	(430,180)	(545,846)	(463,823)	(484,870)
Acquisition expenses	(171,996)	(155,694)	(129,450)	(133,585)	(118,025)
Other operating expenses	(69,776)	(61,954)	(45,647)	(44,695)	(60,514)
Underwriting income (loss)	$108,764	$132,510	$(38,948)	$95,974	$(19,707)

Underwriting Ratios
Loss ratio	56.5%	55.2%	80.4%	62.9%	75.2%
Acquisition expense ratio	21.4%	20.0%	19.1%	18.1%	18.3%
Other operating expense ratio	8.7%	7.9%	6.7%	6.1%	9.4%
Combined ratio	86.6%	83.1%	106.2%	87.1%	102.9%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	6.7%	6.7%	32.6%	2.5%	22.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.8)%	(6.4)%	(9.6)%	(2.5)%	(3.8)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.7%	82.8%	83.2%	87.1%	84.0%

Net premiums written to gross premiums written	66.3%	70.0%	49.6%	68.1%	67.9%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2022		2021		2021		2021		2021
Net premiums written
Other specialty (1)	$363,834	31.9%	$207,812	29.3%	$167,006	26.9%	$296,325	32.0%	$284,331	28.5%
Property excluding property catastrophe	295,419	25.9%	225,127	31.7%	237,025	38.1%	249,101	26.9%	292,833	29.3%
Casualty (2)	266,455	23.4%	176,952	25.0%	187,066	30.1%	225,890	24.4%	218,256	21.8%
Property catastrophe	128,971	11.3%	35,536	5.0%	(7,125)	(1.1)%	87,642	9.5%	117,207	11.7%
Marine and aviation	51,817	4.5%	40,708	5.7%	19,159	3.1%	50,248	5.4%	61,638	6.2%
Other (3)	32,628	2.9%	23,006	3.2%	18,258	2.9%	15,526	1.7%	24,847	2.5%
Total	$1,139,124	100.0%	$709,141	100.0%	$621,389	100.0%	$924,732	100.0%	$999,112	100.0%

Underwriting location
Bermuda	$541,312	47.5%	$340,108	48.0%	$221,336	35.6%	$477,609	51.6%	$518,241	51.9%
United States	270,667	23.8%	201,079	28.4%	207,815	33.4%	211,509	22.9%	208,101	20.8%
Europe and other	327,145	28.7%	167,954	23.7%	192,238	30.9%	235,614	25.5%	272,770	27.3%
Total	$1,139,124	100.0%	$709,141	100.0%	$621,389	100.0%	$924,732	100.0%	$999,112	100.0%

Net premiums earned
Other specialty (1)	$231,618	28.8%	$247,437	31.7%	$195,649	28.8%	$211,817	28.7%	$163,898	25.4%
Property excluding property catastrophe	232,529	28.9%	235,731	30.2%	210,280	31.0%	202,780	27.5%	187,782	29.1%
Casualty (2)	197,858	24.6%	174,180	22.3%	159,697	23.5%	183,846	24.9%	149,031	23.1%
Property catastrophe	77,076	9.6%	55,453	7.1%	61,107	9.0%	76,167	10.3%	88,011	13.6%
Marine and aviation	42,192	5.2%	40,256	5.2%	29,818	4.4%	42,773	5.8%	40,108	6.2%
Other (3)	23,127	2.9%	26,760	3.4%	22,151	3.3%	19,641	2.7%	16,070	2.5%
Total	$804,400	100.0%	$779,817	100.0%	$678,702	100.0%	$737,024	100.0%	$644,900	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)    Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)    Includes life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Gross premiums written	$364,839	$364,134	$360,934	$391,511	$391,246
Premiums ceded	(76,719)	(74,834)	(60,207)	(55,665)	(56,051)
Net premiums written	288,120	289,300	300,727	335,846	335,195
Change in unearned premiums	1,417	11,616	11,238	(1,625)	1,122
Net premiums earned	289,537	300,916	311,965	334,221	336,317
Other underwriting income (1)	5,061	2,639	3,981	4,148	6,897
Losses and loss adjustment expenses	54,604	28,435	(11,543)	(9,880)	(63,689)
Acquisition expenses	(10,513)	(13,121)	(24,098)	(30,117)	(30,082)
Other operating expenses	(53,342)	(50,313)	(46,254)	(48,312)	(49,131)
Underwriting income	$285,347	$268,556	$234,051	$250,060	$200,312

Underwriting Ratios
Loss ratio	(18.9)%	(9.4)%	3.7%	3.0%	18.9%
Acquisition expense ratio	3.6%	4.4%	7.7%	9.0%	8.9%
Other operating expense ratio	18.4%	16.7%	14.8%	14.5%	14.6%
Combined ratio	3.1%	11.7%	26.2%	26.5%	42.4%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(36.5)%	(24.2)%	(15.5)%	(13.1)%	(3.4)%
Combined ratio excluding prior year development (2)	39.6%	35.9%	41.7%	39.6%	45.8%

Net premiums written to gross premiums written	79.0%	79.4%	83.3%	85.8%	85.7%

Net premiums written by underwriting location
United States	$201,150	$210,988	$221,315	$234,645	$247,529
Other	86,970	78,312	79,412	101,201	87,666
Total	$288,120	$289,300	$300,727	$335,846	$335,195
United States %	69.8%	72.9%	73.6%	69.9%	73.8%
Other %	30.2%	27.1%	26.4%	30.1%	26.2%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$283,484	59.7%	$280,945	61.0%	$280,379	61.3%	$277,887	65.8%	$276,179	64.7%
U.S. credit risk transfer (CRT) and other (2)	122,189	25.8%	110,018	23.9%	108,203	23.6%	103,970	24.6%	111,159	26.0%
International mortgage insurance/reinsurance (3)	68,800	14.5%	69,655	15.1%	69,127	15.1%	40,580	9.6%	39,678	9.3%
Total	$474,473	100.0%	$460,618	100.0%	$457,709	100.0%	$422,437	100.0%	$427,016	100.0%
Risk In Force (RIF) (4)
U.S. primary mortgage insurance	$71,699	84.3%	$70,619	84.3%	$70,320	84.8%	$69,587	90.3%	$69,234	89.9%
U.S. credit risk transfer and other (2)	5,670	6.7%	5,120	6.1%	4,817	5.8%	4,706	6.1%	5,107	6.6%
International mortgage insurance/reinsurance (3)	7,709	9.1%	7,983	9.5%	7,803	9.4%	2,727	3.5%	2,680	3.5%
Total	$85,078	100.0%	$83,722	100.0%	$82,940	100.0%	$77,020	100.0%	$77,021	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$43,509	60.7%	$42,451	60.1%	$41,927	59.6%	$41,156	59.1%	$40,230	58.1%
680-739	23,827	33.2%	23,646	33.5%	23,732	33.7%	23,663	34.0%	24,006	34.7%
620-679	4,052	5.7%	4,196	5.9%	4,323	6.1%	4,401	6.3%	4,607	6.7%
<620	311	0.4%	326	0.5%	338	0.5%	367	0.5%	391	0.6%
Total	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%
Weighted average FICO score	747		746		745		745		744
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,421	10.4%	$7,538	10.7%	$7,708	11.0%	$7,975	11.5%	$8,310	12.0%
90.01% to 95.00%	39,882	55.6%	38,829	55.0%	38,378	54.6%	37,619	54.1%	37,193	53.7%
85.01% to 90.00%	20,183	28.1%	20,006	28.3%	19,980	28.4%	19,784	28.4%	19,648	28.4%
85.00% and below	4,213	5.9%	4,246	6.0%	4,254	6.0%	4,209	6.0%	4,083	5.9%
Total	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%
Weighted average LTV	92.8%		92.8%		92.8%		92.8%		92.8%
Total RIF by State:
California	$5,781	8.1%	$5,559	7.9%	$5,451	7.8%	$5,324	7.7%	$5,343	7.7%
Texas	5,733	8.0%	5,594	7.9%	5,590	7.9%	5,560	8.0%	5,569	8.0%
Florida	3,272	4.6%	3,303	4.7%	3,344	4.8%	3,367	4.8%	3,544	5.1%
Georgia	2,978	4.2%	2,902	4.1%	2,908	4.1%	2,886	4.1%	2,929	4.2%
North Carolina	2,964	4.1%	2,921	4.1%	2,921	4.2%	2,924	4.2%	2,610	3.8%
Illinois	2,955	4.1%	2,933	4.2%	2,920	4.2%	2,832	4.1%	2,728	3.9%
Minnesota	2,913	4.1%	2,916	4.1%	2,936	4.2%	2,973	4.3%	2,452	3.5%
Massachusetts	2,566	3.6%	2,537	3.6%	2,519	3.6%	2,459	3.5%	2,434	3.5%
Michigan	2,509	3.5%	2,492	3.5%	2,500	3.6%	2,509	3.6%	2,035	2.9%
Virginia	2,504	3.5%	2,446	3.5%	2,412	3.4%	2,372	3.4%	2,458	3.6%
Other	37,524	52.3%	37,016	52.4%	36,819	52.4%	36,381	52.3%	37,132	53.6%
Total	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%	$69,587	100.0%	$69,234	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.3%		25.1%		25.1%		25.0%		25.1%
U.S. mortgage insurance total RIF, net of reinsurance (5)	$54,792		$54,574		$54,847		$55,557		$55,503
Analysts’ persistency (6)	66.9%		62.4%		57.7%		54.8%		54.1%
Risk-to-capital ratio -- Arch MI U.S. (7)	7.8:1		8.0:1		8.6:1		8.5:1		8.7:1
PMIER sufficiency ratio -- Arch MI U.S. (8)	205%		197%		195%		196%		190%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance.	(5) Total RIF for the U.S. mortgage insurance operations (see note 4) after external reinsurance.
(2) Includes all CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.	(6) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) International mortgage insurance and reinsurance with risk primarily located in Australia and to lesser extent Europe and Asia.	(7) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for March 31, 2022).
(4) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions	(8) Calculated as available assets divided by required assets as defined within PMIERs (estimate for March 31, 2022). There was approximately $1.9 billion of excess available assets at March 31, 2022.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$20,015		$22,544		$27,841		$28,372		$27,019

Total NIW by credit quality (FICO score):
>=740	$13,152	65.7%	$14,349	63.6%	$17,514	62.9%	$19,240	67.8%	$17,818	65.9%
680-739	6,254	31.2%	7,238	32.1%	9,012	32.4%	8,113	28.6%	8,418	31.2%
620-679	606	3.0%	957	4.2%	1,315	4.7%	1,019	3.6%	783	2.9%
<620	$3	—%	$—	—%	$—	—%	$—	—%	$—	—%
Total	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%

Total NIW by LTV:
95.01% and above	$1,096	5.5%	$1,475	6.5%	$1,554	5.6%	$1,484	5.2%	$1,608	6.0%
90.01% to 95.00%	10,778	53.8%	11,382	50.5%	14,240	51.1%	13,936	49.1%	12,288	45.5%
85.01% to 90.00%	5,733	28.6%	6,677	29.6%	8,394	30.1%	8,675	30.6%	8,312	30.8%
85.00% and below	2,408	12.0%	3,010	13.4%	3,653	13.1%	4,277	15.1%	4,811	17.8%
Total	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%

Total NIW monthly vs. single:
Monthly	$19,201	95.9%	$21,623	95.9%	$26,515	95.2%	$26,725	94.2%	$24,989	92.5%
Single	814	4.1%	921	4.1%	1,326	4.8%	1,647	5.8%	2,030	7.5%
Total	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%

Total NIW purchase vs. refinance:
Purchase	$19,157	95.7%	$21,174	93.9%	$25,711	92.3%	$25,010	88.2%	$20,505	75.9%
Refinance	858	4.3%	1,370	6.1%	2,130	7.7%	3,362	11.8%	6,514	24.1%
Total	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%	$28,372	100.0%	$27,019	100.0%

Ending number of policies in force (PIF) (2)	1,159,020		1,171,835		1,188,768		1,199,918		1,214,245

Rollforward of insured loans in default:
Beginning delinquent number of loans	27,645		31,770		37,319		46,914		52,234
Plus: new notices	8,835		9,071		8,068		7,425		10,990
Less: cures	(12,030)		(13,038)		(13,410)		(16,793)		(16,131)
Less: paid claims	(180)		(158)		(207)		(227)		(179)
Ending delinquent number of loans (2)	24,270		27,645		31,770		37,319		46,914

Ending percentage of loans in default (2)	2.09%		2.36%		2.67%		3.11%		3.86%

Losses:
Number of claims paid	180		158		207		227		179
Total paid claims (in thousands)	$6,016		$8,131		$7,551		$8,415		$6,882
Average per claim (in thousands)	$33.4		$51.5		$36.5		$37.1		$38.4
Severity (3)	78.1%		83.0%		78.7%		80.3%		82.0%

Average case reserve per default (in thousands)	$28.4		$26.7		$23.5		$19.5		$15.2
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	March 31, 2022						December 31, 2021
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2012 and prior	30.7%	$11,651	4.1%	$2,778	3.9%	8.77%	27.9%	$13,030	4.6%	$2,960	4.2%	8.48%
2013	2.9%	3,810	1.3%	1,033	1.4%	2.40%	2.6%	4,206	1.5%	1,148	1.6%	2.63%
2014	2.1%	4,433	1.6%	1,221	1.7%	3.00%	1.9%	4,822	1.7%	1,328	1.9%	3.14%
2015	3.1%	7,857	2.8%	2,115	2.9%	2.31%	3.0%	8,703	3.1%	2,340	3.3%	2.67%
2016	7.5%	12,967	4.6%	3,473	4.8%	2.91%	7.6%	14,344	5.1%	3,841	5.4%	3.29%
2017	10.8%	11,773	4.2%	3,099	4.3%	3.71%	10.9%	13,128	4.7%	3,436	4.9%	4.09%
2018	15.0%	12,548	4.4%	3,187	4.4%	4.67%	15.2%	14,046	5.0%	3,562	5.0%	5.28%
2019	14.7%	23,195	8.2%	5,819	8.1%	2.76%	15.2%	25,841	9.2%	6,467	9.2%	3.13%
2020	10.6%	77,873	27.5%	19,302	26.9%	0.94%	12.5%	82,502	29.4%	20,341	28.8%	0.97%
2021	2.6%	97,485	34.4%	24,527	34.2%	0.45%	3.2%	100,323	35.7%	25,196	35.7%	0.29%
2022	0.0%	19,892	7.0%	5,145	7.2%	0.02%
Total	100.0%	$283,484	100.0%	$71,699	100.0%	2.09%	100.0%	$280,945	100.0%	$70,619	100.0%	2.36%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $666.3 million at March 31, 2022, compared to $710.7 million at December 31, 2021.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Gross premiums written	$3,800,775	$2,861,575	$3,207,415	$3,117,505	$3,277,293
Premiums ceded	(1,166,635)	(827,148)	(1,131,486)	(893,372)	(948,147)
Net premiums written	2,634,140	2,034,427	2,075,929	2,224,133	2,329,146
Change in unearned premiums	(513,507)	49,203	(146,592)	(287,461)	(528,455)
Net premiums earned	2,120,633	2,083,630	1,929,337	1,936,672	1,800,691
Other underwriting income (loss)	5,897	3,160	7,274	5,201	5,699
Losses and loss adjustment expenses	(1,000,835)	(995,853)	(1,226,019)	(1,019,583)	(1,084,306)
Acquisition expenses	(378,159)	(357,539)	(306,015)	(300,554)	(276,329)
Other operating expenses	(289,943)	(261,787)	(230,832)	(226,349)	(246,758)
Underwriting income (loss)	$457,593	$471,611	$173,745	$395,387	$198,997

Underwriting Ratios
Loss ratio	47.2%	47.8%	63.5%	52.6%	60.2%
Acquisition expense ratio	17.8%	17.2%	15.9%	15.5%	15.3%
Other operating expense ratio	13.7%	12.6%	12.0%	11.7%	13.7%
Combined ratio	78.7%	77.6%	91.4%	79.8%	89.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.0%	3.5%	17.4%	2.4%	10.5%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(6.1)%	(6.0)%	(6.1)%	(3.3)%	(2.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	80.8%	80.1%	80.1%	80.7%	81.0%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$727,011	$783,806	$626,291	$684,087	$572,589
Change in unpaid losses and loss adjustment expenses	273,824	212,047	599,728	335,496	511,717
Total losses and loss adjustment expenses	$1,000,835	$995,853	$1,226,019	$1,019,583	$1,084,306

Net premiums written to gross premiums written	69.3%	71.1%	64.7%	71.3%	71.1%

(1)See ‘Comments on Regulation G’ for further discussion.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(1,406)	$(2,990)	$(4,439)	$(2,640)	$(5,474)
Reinsurance	(22,383)	(49,762)	(65,439)	(18,309)	(24,765)
Mortgage	(105,619)	(72,865)	(48,416)	(43,883)	(11,492)
Total	$(129,408)	$(125,617)	$(118,294)	$(64,832)	$(41,731)
Impact on losses and loss adjustment expenses:
Insurance	$(7,271)	$(3,115)	$(5,066)	$(3,998)	$(4,057)
Reinsurance	(32,473)	(59,219)	(72,319)	(20,476)	(26,809)
Mortgage	(102,068)	(70,419)	(45,124)	(43,102)	(10,913)
Total	$(141,812)	$(132,753)	$(122,509)	$(67,576)	$(41,779)
Impact on acquisition expenses:
Insurance	$5,865	$125	$627	$1,358	$(1,417)
Reinsurance	10,090	9,457	6,880	2,167	2,044
Mortgage	(3,551)	(2,446)	(3,292)	(781)	(579)
Total	$12,404	$7,136	$4,215	$2,744	$48
Impact on combined ratio:
Insurance	(0.1)%	(0.3)%	(0.5)%	(0.3)%	(0.7)%
Reinsurance	(2.8)%	(6.4)%	(9.6)%	(2.5)%	(3.8)%
Mortgage	(36.5)%	(24.2)%	(15.5)%	(13.1)%	(3.4)%
Total	(6.1)%	(6.0)%	(6.1)%	(3.3)%	(2.3)%
Impact on loss ratio:
Insurance	(0.7)%	(0.3)%	(0.5)%	(0.5)%	(0.5)%
Reinsurance	(4.0)%	(7.6)%	(10.7)%	(2.8)%	(4.2)%
Mortgage	(35.3)%	(23.4)%	(14.5)%	(12.9)%	(3.2)%
Total	(6.7)%	(6.4)%	(6.3)%	(3.5)%	(2.3)%
Impact on acquisition expense ratio:
Insurance	0.6%	0.0%	0.0%	0.2%	(0.2)%
Reinsurance	1.2%	1.2%	1.1%	0.3%	0.4%
Mortgage	(1.2)%	(0.8)%	(1.0)%	(0.2)%	(0.2)%
Total	0.6%	0.4%	0.2%	0.2%	0.0%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$31,855	$20,312	$114,433	$27,999	$41,876
Reinsurance	53,977	51,966	221,431	18,467	146,379
Total	$85,832	$72,278	$335,864	$46,466	$188,255
Impact on combined ratio:
Insurance	3.1%	2.0%	12.2%	3.2%	5.1%
Reinsurance	6.7%	6.7%	32.6%	2.5%	22.7%
Total	4.0%	3.5%	17.4%	2.4%	10.5%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2022		2021		2021		2021		2021
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$17,648,853	66.0%	$17,998,109	65.6%	$16,768,363	61.5%	$17,448,357	63.9%	$18,136,604	68.9%
Fixed maturities—fair value option (3)	426,187	1.6%	416,698	1.5%	414,007	1.5%	417,700	1.5%	360,616	1.4%
Fixed maturities pledged under securities lending agreements, at fair value	—	0.0%	—	0.0%	—	0.0%	156,056	0.6%	130,152	0.5%
Total fixed maturities	18,075,040	67.6%	18,414,807	67.1%	17,182,370	63.0%	18,022,113	66.0%	18,627,372	70.7%

Equity securities, at fair value	1,002,572	3.7%	1,804,170	6.6%	1,790,640	6.6%	1,595,929	5.8%	1,470,592	5.6%
Equity securities—fair value option (3)	21,300	0.1%	26,493	0.1%	24,523	0.1%	25,158	0.1%	25,640	0.1%
Equity securities pledged under securities lending agreements, at fair value	—	0.0%	—	0.0%	—	0.0%	12,492	0.0%	10,797	0.0%
Total equity securities	1,023,872	3.8%	1,830,663	6.7%	1,815,163	6.7%	1,633,579	6.0%	1,507,029	5.7%

Other investments—fair value option (3)	1,226,808	4.6%	1,432,553	5.2%	1,489,759	5.5%	1,512,317	5.5%	1,527,999	5.8%
Other investable assets (3)	—	0.0%	—	0.0%	—	0.0%	500,000	1.8%	500,000	1.9%
Total other investments	1,226,808	4.6%	1,432,553	5.2%	1,489,759	5.5%	2,012,317	7.4%	2,027,999	7.7%

Investments accounted for using the equity method (4)	3,325,543	12.4%	3,077,611	11.2%	2,741,293	10.0%	2,539,124	9.3%	2,256,327	8.6%

Short-term investments available for sale, at fair value	2,332,624	8.7%	1,734,716	6.3%	3,069,965	11.3%	2,248,613	8.2%	1,269,631	4.8%
Short-term investments—fair value option (3)	12,371	0.0%	97,806	0.4%	115,681	0.4%	131,403	0.5%	140,329	0.5%
Total short-term investments	2,344,995	8.8%	1,832,522	6.7%	3,185,646	11.7%	2,380,016	8.7%	1,409,960	5.4%

Cash	812,917	3.0%	858,668	3.1%	1,137,721	4.2%	884,857	3.2%	705,787	2.7%

Securities transactions entered into but not settled at the balance sheet date	(59,819)	(0.2)%	(4,671)	0.0%	(273,512)	(1.0)%	(180,592)	(0.7)%	(195,875)	(0.7)%
Total investable assets held by the Company	$26,749,356	100.0%	$27,442,153	100.0%	$27,278,440	100.0%	$27,291,414	100.0%	$26,338,599	100.0%

Average effective duration (in years)	2.93		2.70		2.68		2.31		2.71
Average S&P/Moody’s credit ratings (5)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA/Aa1		AA-/Aa3

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers. See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$—	$—	$—	$349,202	$236,164
Investments accounted for using the fair value option	—	—	—	1,984,919	1,880,770
Fixed maturities available for sale, at fair value	—	—	—	625,422	586,431
Equity securities, at fair value	—	—	—	97,623	62,314
Securities sold but not yet purchased	—	—	—	(28,068)	(34,097)
Securities transactions entered into but not settled at the balance sheet date	—	—	—	(97,055)	8,846
Total investable assets included in ‘other’ segment	$—	$—	$—	$2,932,043	$2,740,428
(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Included in “other investments” on the balance sheet.
(4)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Composition of net investment income (1):
Fixed maturities	$82,053	$74,846	$75,964	$77,709	$79,017
Equity securities (dividends)	6,238	18,295	9,867	8,282	5,650
Short-term investments	2,575	3,325	1,858	972	644
Other (2)	12,076	12,712	19,114	21,026	15,559
Gross investment income	102,942	109,178	106,803	107,989	100,870
Investment expenses	(22,506)	(18,724)	(18,608)	(18,559)	(22,141)
Net investment income	$80,436	$90,454	$88,195	$89,430	$78,729
Per share	$0.21	$0.23	$0.22	$0.22	$0.19

Equity in net income (loss) of investment funds accounted for using the equity method	36,305	67,132	105,398	122,186	71,686
Per share	$0.09	$0.17	$0.26	$0.30	$0.18

Investment income yield, at amortized cost (1) (3):
Pre-tax	1.34%	1.46%	1.41%	1.47%	1.31%
After-tax	1.13%	1.27%	1.24%	1.30%	1.14%

Total return on investments (1) (4)	(3.07)%	0.39%	0.01%	1.58%	(0.18)%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2022
Corporates	$7,653,681	$31,393	$(356,464)	$(325,071)	$(26,509)	$8,005,261	95.6%	42.3%
U.S. government and government agencies	4,716,790	10,031	(178,836)	(168,805)	—	4,885,595	96.5%	26.1%
Municipal bonds	370,470	4,169	(10,900)	(6,731)	(106)	377,307	98.2%	2.0%
Non-U.S. government securities	2,171,377	42,121	(92,040)	(49,919)	(532)	2,221,828	97.7%	12.0%
Asset-backed securities	1,680,219	1,128	(43,473)	(42,345)	(5,945)	1,728,509	97.2%	9.3%
Commercial mortgage-backed securities	1,066,365	751	(15,862)	(15,111)	(256)	1,081,732	98.6%	5.9%
Residential mortgage-backed securities	416,138	1,717	(28,430)	(26,713)	(797)	443,648	93.8%	2.3%
Total	$18,075,040	$91,310	$(726,005)	$(634,695)	$(34,145)	$18,743,880	96.4%	100.0%

At December 31, 2021
Corporates	$6,941,879	$104,170	$(69,194)	$34,976	$(2,037)	$6,908,940	100.5%	37.7%
U.S. government and government agencies	4,772,764	10,076	(45,967)	(35,891)	—	4,808,655	99.3%	25.9%
Municipal bonds	404,666	18,724	(1,409)	17,315	(2)	387,353	104.5%	2.2%
Non-U.S. government securities	2,144,079	54,048	(34,749)	19,299	(82)	2,124,862	100.9%	11.6%
Asset-backed securities	2,696,458	6,540	(11,108)	(4,568)	(708)	2,701,734	99.8%	14.6%
Commercial mortgage-backed securities	1,046,484	1,740	(3,117)	(1,377)	(6)	1,047,867	99.9%	5.7%
Residential mortgage-backed securities	408,477	2,825	(5,410)	(2,585)	(48)	411,110	99.4%	2.2%
Total	$18,414,807	$198,123	$(170,954)	$27,169	$(2,883)	$18,390,521	100.1%	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2022		2021		2021		2021		2021
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$4,981,102	27.6%	$5,063,191	27.5%	$4,830,467	28.1%	$5,221,296	29.0%	$5,432,191	29.2%
AAA	3,171,975	17.5%	3,783,386	20.5%	3,257,679	19.0%	3,432,285	19.0%	3,145,642	16.9%
AA	2,222,236	12.3%	2,459,413	13.4%	2,217,452	12.9%	2,004,442	11.1%	2,069,764	11.1%
A	3,227,560	17.9%	2,943,594	16.0%	2,773,104	16.1%	3,268,661	18.1%	3,878,113	20.8%
BBB	3,181,195	17.6%	2,936,398	15.9%	2,807,788	16.3%	2,896,453	16.1%	2,829,202	15.2%
BB	564,762	3.1%	501,588	2.7%	522,357	3.0%	544,730	3.0%	622,448	3.3%
B	364,181	2.0%	371,747	2.0%	348,036	2.0%	330,639	1.8%	331,144	1.8%
Lower than B	7,057	—%	43,756	0.2%	43,751	0.3%	48,230	0.3%	57,659	0.3%
Not rated	354,972	2.0%	311,734	1.7%	381,736	2.2%	275,377	1.5%	261,209	1.4%
Total fixed maturities, at fair value	$18,075,040	100.0%	$18,414,807	100.0%	$17,182,370	100.0%	$18,022,113	100.0%	$18,627,372	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$323,999	1.8%	$318,572	1.7%	$430,048	2.5%	$442,507	2.5%	$376,026	2.0%
Due after one year through five years	9,756,481	54.0%	8,536,801	46.4%	8,035,751	46.8%	9,873,037	54.8%	10,913,524	58.6%
Due after five years through ten years	4,296,537	23.8%	4,807,858	26.1%	4,601,049	26.8%	4,185,053	23.2%	4,054,083	21.8%
Due after 10 years	535,301	3.0%	600,157	3.3%	437,895	2.5%	452,460	2.5%	510,405	2.7%
	14,912,318	82.5%	14,263,388	77.5%	13,504,743	78.6%	14,953,057	83.0%	15,854,038	85.1%
Mortgage-backed securities	416,138	2.3%	408,477	2.2%	405,797	2.4%	374,565	2.1%	558,584	3.0%
Commercial mortgage-backed securities	1,066,365	5.9%	1,046,484	5.7%	579,424	3.4%	267,574	1.5%	256,598	1.4%
Asset-backed securities	1,680,219	9.3%	2,696,458	14.6%	2,692,406	15.7%	2,426,917	13.5%	1,958,152	10.5%
Total fixed maturities, at fair value	$18,075,040	100.0%	$18,414,807	100.0%	$17,182,370	100.0%	$18,022,113	100.0%	$18,627,372	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2022		2021		2021		2021		2021
Sector:
Industrials	$2,990,553	39.1%	$3,082,440	44.4%	$3,227,049	47.6%	$3,873,768	52.5%	$4,744,615	57.6%
Financials	4,054,531	53.0%	3,397,199	48.9%	3,132,330	46.2%	2,974,254	40.3%	2,868,957	34.8%
Utilities	460,793	6.0%	363,468	5.2%	381,737	5.6%	474,845	6.4%	521,551	6.3%
Covered bonds	1,870	0.0%	4,511	0.1%	2,661	0.0%	3,022	0.0%	2,029	0.0%
All other (2)	145,934	1.9%	94,261	1.4%	34,166	0.5%	49,461	0.7%	96,619	1.2%
Total	$7,653,681	100.0%	$6,941,879	100.0%	$6,777,943	100.0%	$7,375,350	100.0%	$8,233,771	100.0%

Credit quality distribution (3):
AAA	$144,047	1.9%	$122,008	1.8%	$114,395	1.7%	$141,983	1.9%	$151,195	1.8%
AA	835,869	10.9%	1,006,360	14.5%	946,277	14.0%	890,624	12.1%	961,880	11.7%
A	2,691,615	35.2%	2,414,764	34.8%	2,293,741	33.8%	2,742,121	37.2%	3,431,522	41.7%
BBB	2,968,760	38.8%	2,453,904	35.3%	2,530,014	37.3%	2,687,944	36.4%	2,684,300	32.6%
BB	550,960	7.2%	463,072	6.7%	477,833	7.0%	499,327	6.8%	582,086	7.1%
B	360,902	4.7%	355,993	5.1%	329,581	4.9%	311,611	4.2%	312,362	3.8%
Lower than B	6,210	0.1%	30,878	0.4%	30,365	0.4%	31,600	0.4%	33,667	0.4%
Not rated	95,318	1.2%	94,900	1.4%	55,737	0.8%	70,140	1.0%	76,759	0.9%
Total	$7,653,681	100.0%	$6,941,879	100.0%	$6,777,943	100.0%	$7,375,350	100.0%	$8,233,771	100.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2022 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$468,427	6.1%	1.8%	A-/A2
JPMorgan Chase & Co.	334,034	4.4%	1.2%	A-/A2
Citigroup Inc.	281,326	3.7%	1.1%	BBB+/A3
Morgan Stanley	261,164	3.4%	1.0%	BBB+/A1
Wells Fargo & Company	259,394	3.4%	1.0%	BBB+/A1
The Goldman Sachs Group, Inc.	253,527	3.3%	0.9%	BBB+/A2
Blackstone Inc.	179,207	2.3%	0.7%	BBB/Baa3
UBS Group AG	126,761	1.7%	0.5%	A/Aa3
Owl Rock Capital Partners LP	121,074	1.6%	0.5%	BBB-/Baa3
Dai-ichi Life Holdings, Inc.	114,194	1.5%	0.4%	AA-/A1
Total	$2,399,108	31.3%	9.0%

(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At March 31, 2022
Residential mortgage-backed securities	$243,845	$133,384	$35,173	$—	$—	$3,736	$416,138
Commercial mortgage-backed securities	20,466	712,191	160,672	9,053	75,210	88,773	1,066,365
Asset-backed securities	—	777,021	204,969	416,005	100,476	181,748	1,680,219
Total	$264,311	$1,622,596	$400,814	$425,058	$175,686	$274,257	$3,162,722

At December 31, 2021
Residential mortgage-backed securities	$268,229	$86,344	$40,502	$2,444	$6	$10,952	$408,477
Commercial mortgage-backed securities	22,198	710,692	141,065	6,990	67,555	97,984	1,046,484
Asset-backed securities	—	1,548,239	230,922	397,242	367,504	152,551	2,696,458
Total	$290,427	$2,345,275	$412,489	$406,676	$435,065	$261,487	$4,151,419
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

27

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series E preferred shares in September 2021 had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, through June 30, 2021, the Company’s presentation included the use of information prepared on a ‘core’ basis, which excluded amounts related to the ‘other’ segment (i.e., results of Somers). Information provided on a ‘core’ basis represent non-GAAP financial measures as defined in Regulation G. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers through June 30, 2021. As such, the Company consolidated the results of Somers in its consolidated financial statements. The Company’s presentation of information on a ‘core’ basis enabled investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzed performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results. In the 2020 fourth quarter, Arch, Somers, and Greysbridge Ltd., a wholly-owned subsidiary of Arch, entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”). Arch assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Greysbridge”). The merger and the related Greysbridge equity financing closed on July 1, 2021. Effective July 1, 2021, Somers is wholly owned by Greysbridge, and Greysbridge is owned 40% by Arch and 30% by certain funds managed by Kelso & Company and 30% by certain funds managed by Warburg Pincus LLC. Based on the governing documents of Greysbridge, we concluded that, while we retain significant influence over Greysbridge, Greysbridge does not constitute a variable interest entity. Accordingly, effective July 1, 2021, we no longer consolidate the results of Somers in our consolidated financial statements and footnotes.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis (for periods prior to July 1, 2021). Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis (for periods prior to July 1, 2021), in accordance with Regulation G, is shown on pages 10 to 11.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Somers’ outstanding common equity through June 30, 2021:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Net income available to Arch common shareholders	$185,616	$613,081	$388,751	$663,820	$427,753
Net realized (gains) losses	292,414	(59,517)	25,040	(167,438)	(105,551)
Equity in net (income) loss of investment funds accounted for using the equity method	(36,305)	(67,132)	(105,398)	(122,186)	(71,686)
Net foreign exchange (gains) losses	(3,855)	(3,221)	(36,078)	17,888	(21,332)
Transaction costs and other	397	310	1,036	(1,421)	1,274
Loss on redemption of preferred shares	—	—	15,101	—	—
Income tax expense (benefit) (1)	(16,268)	9,736	6,236	16,553	9,311
After-tax operating income available to Arch common shareholders	$421,999	$493,257	$294,688	$407,216	$239,769

Diluted per common share results:
Net income available to Arch common shareholders	$0.48	$1.58	$0.98	$1.63	$1.05
Net realized (gains) losses	0.76	(0.16)	0.05	(0.41)	(0.25)
Equity in net (income) loss of investment funds accounted for using the equity method	(0.09)	(0.17)	(0.26)	(0.30)	(0.18)
Net foreign exchange (gains) losses	(0.01)	(0.01)	(0.09)	0.04	(0.05)
Transaction costs and other	0.00	0.00	0.00	0.00	0.00
Loss on redemption of preferred shares	—	—	0.04	—	—
Income tax expense (benefit) (1)	(0.04)	0.03	0.02	0.04	0.02
After-tax operating income available to Arch common shareholders	$1.10	$1.27	$0.74	$1.00	$0.59

Weighted average common shares and common share equivalents outstanding - diluted	384,194,363	388,869,378	397,903,347	406,485,994	409,223,253

Beginning common shareholders’ equity	$12,715,896	$12,557,526	$12,706,072	$12,316,472	$12,325,886
Ending common shareholders’ equity	12,089,589	12,715,896	12,557,526	12,706,072	12,316,472
Average common shareholders’ equity	$12,402,743	$12,636,711	$12,631,799	$12,511,272	$12,321,179

Annualized net income return on average common equity	6.0%	19.4%	12.3%	21.2%	13.9%
Annualized operating return on average common equity	13.6%	15.6%	9.3%	13.0%	7.8%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Arch Operating Income Components (1):
Income (loss) before income taxes and income (loss) from operating affiliates	$184,533	$617,440	$301,433	$697,799	$397,244
Net realized (gains) losses	292,414	(59,517)	25,040	(163,394)	(101,336)
Equity in net (income) loss of investment funds accounted for using the equity method	(36,305)	(67,132)	(105,398)	(122,186)	(71,686)
Net foreign exchange (gains) losses	(3,845)	(3,163)	(36,078)	17,892	(21,505)
Transaction costs and other	(170)	(171)	(437)	(2,018)	1,390
Income (loss) from operating affiliates	24,518	40,641	124,119	24,476	75,457
Pre-tax operating income	461,145	528,098	308,679	452,569	279,564
Arch share of ‘other’ segment operating income (loss) (2)	—	—	—	733	198
Pre-tax operating income available to Arch (b)	461,145	528,098	308,679	453,302	279,762
Income tax expense (benefit) (a)	(28,962)	(24,657)	2,099	(34,420)	(29,590)
After-tax operating income available to Arch	432,183	503,441	310,778	418,882	250,172
Preferred dividends	(10,184)	(10,184)	(16,090)	(11,666)	(10,403)
After-tax operating income available to Arch common shareholders	$421,999	$493,257	$294,688	$407,216	$239,769

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	6.3%	4.7%	(0.7)%	7.6%	10.6%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Balances in ‘other’ segment:
Underwriting income (loss)	$—	$—	$—	$(8,866)	$(13,079)
Net investment income	—	—	—	22,183	20,127
Interest expense	—	—	—	(4,261)	(4,149)
Amortization of intangible assets	—	—	—	(898)	—
Preferred dividends	—	—	—	(981)	(972)
Pre-tax operating income (loss) available to common shareholders	—	—	—	7,177	1,927
Arch ownership (4)	n/a	n/a	n/a	10%	10%
Arch share of ‘Other’ segment operating income (loss) (3)	$—	$—	$—	$733	$198

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).
(4) Effective July 1, 2021, Somers is wholly owned by Greysbridge and Greysbridge is owned 40% by the Company, accordingly, the Company no longer consolidates the results of Somers in its consolidated financial statements. See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Debt:
Arch senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Deferred debt costs on senior notes	(25,358)	(25,606)	(25,851)	(26,097)	(26,340)
Revolving credit agreement borrowings, due December 17, 2024 (variable)	—	—	—	—	—
Total debt	$2,724,642	$2,724,394	$2,724,149	$2,723,903	$2,723,660

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	—	—	—	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Series G non-cumulative preferred shares (4.55%)	500,000	500,000	500,000	500,000	—
Common shareholders’ equity (a)	12,089,589	12,715,896	12,557,526	12,706,072	12,316,472
Total shareholders’ equity available to Arch	$12,919,589	$13,545,896	$13,387,526	$13,986,072	$13,096,472

Total capital available to Arch	$15,644,231	$16,270,290	$16,111,675	$16,709,975	$15,820,132

Common shares outstanding, net of treasury shares (b)	375,730,891	378,923,894	387,257,752	396,771,251	403,313,377

Book value per common share (4) (a)/(b)	$32.18	$33.56	$32.43	$32.02	$30.54

Leverage ratios:
Senior notes/total capital available to Arch	17.4%	16.7%	16.9%	16.3%	17.2%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	17.4%	16.7%	16.9%	16.3%	17.2%
Preferred/total capital available to Arch	5.3%	5.1%	5.2%	7.7%	4.9%
Debt and preferred/total capital available to Arch	22.7%	21.8%	22.1%	24.0%	22.1%
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.
The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2022	2021	2021	2021	2021	2022
Effect of share repurchases:
Aggregate cost of shares repurchased	$254,988	$362,097	$386,882	$306,049	$179,266	$5,541,048
Shares repurchased	5,564,764	8,668,100	9,704,956	7,805,455	5,308,319	426,243,676
Average price per share repurchased	$45.82	$41.77	$39.86	$39.21	$33.77	$13.00

Remaining share repurchase authorization (1)						$927,246
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2022.

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